SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                              AMENDMENT NO. 2 TO
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): September 22, 2000

                        FOUNTAIN COLONY VENTURES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Colorado                 33-27230                   95-4798345
  -----------------         --------------             -----------------
  (State of                  (Commission              (I.R.S. Employer
  Incorporation)             File Number)             Identification No.)


         27 Hyakunin-cho, Higashi-ku, Nagoya, Aichi Prefecture, Japan
        -------------------------------------------------------------
                   (Address of principal executive offices)


                              011-81-52-937-8840
          ----------------------------------------------------------
             (Registrant's telephone number, including area code)




         -----------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

Fountain Colony Ventures, Inc. ("Fountain Colony") previously reported in a Form 8-K Current Report filed September 28, 2000, that effective September 22, 2000, Fountain Colony engaged the accounting firm of BDO International and/or one of its affiliates (collectively "BDO") as the new independent accountant engaged as the principal accountant to audit Fountain Colony's financial statements. During Fountain Colony's two most recent fiscal years and any subsequent interim period prior to engaging BDO, neither Fountain Colony nor someone on its behalf consulted BDO regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Fountain Colony's financial statements; or (ii) any matter which was the subject of a disagreement (there were no disagreements) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

BDO never performed an audit of Fountain Colony's financial statements.

Effective October 18, 2000, Fountain Colony dismissed BDO as the independent accountant previously engaged by Fountain Colony to audit the financial statements of Fountain Colony.

Between the date of engaging BDO and the date of dismissing BDO, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Between the date of engaging BDO and the date of dismissing BDO:

          (A) BDO did not advise Fountain Colony that the internal controls necessary to develop reliable financial statements did not exist;

          (B) BDO did not advise Fountain Colony that information had come to BDO's attention which made BDO unwilling to be associated with the financial statements prepared by management; and

          (C) BDO did not advise Fountain Colony that the scope of the audit should be expanded significantly, or that information has come to BDO's attention that BDO has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to BDO's satisfaction prior to its resignation or dismissal.

On October 18, 2000, the decision was made by Fountain Colony to engage the accounting firm of Stonefield Josephson as the new independent accountant engaged as the principal accountant to audit Fountain Colony's financial statements.

During Fountain Colony's two most recent fiscal years, and any subsequent interim period prior to engaging Stonefield Josephson, neither Fountain Colony nor someone on its behalf consulted Stonefield Josephson regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Fountain Colony's financial statements; or (ii) any matter which was the subject of a disagreement (there were no disagreements) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

The decision to change accountants was recommended and approved by Fountain Colony's board of directors.

Item 7.   Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.     Exhibit Description
-----------     -------------------
16.1            Letter regarding dismissal of BDO as certifying accountant.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FOUNTAIN COLONY VENTURES, INC.
                              (Registrant)


Date: January 31, 2001         By: /s/ Katumori Hayashi
                                  ------------------------
                                   Katumori Hayashi
                                   President, Chief Executive Officer
                                   and Chairman of Board of Directors

                                EXHIBIT INDEX

Exhibit                                                       Page
No.      Exhibit Description                                   No.
-------  ------------------------                           -------
16.1     Letter regarding dismissal of BDO                      6
         as certifying accountant.